Exhibit 99.1

Nogin, a Leading Commerce-as-a-Service Platform, to Become Publicly

Traded Through Combination with Software Acquisition Group III

- Purpose-Built for Merchants and Shoppers Alike, Nogin’s Platform Brings World-Class, Data-Driven eCommerce Capabilities and the Consumer Experience of Big Retail, Without the Typical Implementation and Optimization Costs of Large-Scale Operations

- Business Combination Implies a Pro Forma Enterprise Value of $646 Million, With up to $191 Million in Cash to Fund Growth

- Nogin Shareholders Will Roll 96% of Their Existing Equity Holdings into the Combined Company

LAS VEGAS, Nevada and TUSTIN, California – February 14, 2022 – Nogin, Inc. (“Nogin” or the “Company”), a leading provider of Commerce-as-a-Service technology, and Software Acquisition Group Inc. III (Nasdaq: SWAG) (“SWAG III”), a special purpose acquisition company, announced today that the two companies have entered into a definitive merger agreement. Upon closing of the transaction, the combined company will be named Nogin, Inc. and is expected to remain listed on the Nasdaq under the new ticker symbol “NOGN.”

Nogin is a leader in Commerce-as-a-Service (“CaaS”), a cloud-based headless enterprise eCommerce platform for brands and merchants. Companies leveraging CaaS deliver enterprise class eCommerce at scale without having to purchase, implement, manage, optimize, or support any of the underlying infrastructure. The Nogin “Intelligent Commerce Platform” delivers all the technology, research and development, and optimization needed for merchants to keep pace with big retail without all the capital costs, technical staff, time, and risk of doing it themselves.

“As commerce continues to become more and more complex, brands and merchants are looking for a way to get the hard stuff handled so they can focus on making great products and better connecting with their customers,” said Nogin CEO and Co-Founder Jan Nugent. “Nogin’s platform delivers the complex ecosystem traditionally afforded to only the biggest, most sophisticated retailers in a simple, easy-to-use platform for merchants. Nogin also leverages data to drive incremental growth and profitability for merchants while delivering a better experience to consumers.”

“Nogin is at the forefront of providing Commerce-as-a-Service solutions for merchants looking to live on the leading edge of web commerce and propel their online businesses,” said Software Acquisition Group III CEO Jonathan Huberman. “Our objective was to find a high-quality business within information technology that is disruptive and positioned for continued growth with the expectation of generating superior shareholder returns; Nogin clearly surpasses the bar of our investment criteria in all these areas. We are looking forward to partnering with Jan and the rest of the talented Nogin team to address the enormous opportunity in the eCommerce software market.”

Nogin Investment Highlights

•

Large, Underpenetrated Global Industry in Need of Automated Solutions: Globally, according to eMarketer’s ‘US eCommerce Forecast 2021,’ eCommerce is an estimated $933 billion market. By 2025, U.S. consumers are expected to spend over $1.6 trillion on e-commerce, representing approximately 24% of total U.S. retail sales. As a leading early mover in the CaaS space with both intelligent process automation and data-driven AI, Nogin is attractively positioned to operate in an increasingly complex and high growth eCommerce software landscape.

•

Spike in eCommerce Complexity Has Driven Merchants to Nogin’s Intelligent Commerce Platform: Nogin’s platform delivers Enterprise eCommerce and all the ongoing management and optimization for merchants without the expertise and budgets to keep pace. Growth for many brands on the Nogin platform outpaces market growth, with many attaining as much as 50% year-over-year gains.

•

Proprietary Data Asset Driving Incremental ROI: Driven by advanced data insights and best practices gleaned from hundreds of millions of annual end-customer interactions accumulated over nearly a decade, Nogin’s scale and sophistication allows for increasingly intelligent software that generates a flywheel effect for the platform and strong organic growth from its current install base. Nogin enables brands to leverage the future of self-learning eCommerce with a large customer data platform and machine-learning models that enhance performance based on customer behavior, profit goals, and revenue objectives.

•

Software-Led Rapid Growth, Scalable, Profitable with Significant Operating Leverage: Already profitable, the Nogin platform is one of the fastest-growing in the industry, driven by the expansion of existing client relationships and the engagement of new clients, growth in adjacent markets, and opportunities in new verticals. Nogin maintains leading software key performance indicators with an estimated lifetime value to customer acquisition cost ratio (“LTV:CAC”) of greater than 10x in 2021 as well as an estimated 105% net revenue retention in 2021. Going forward, Nogin expects to drive a 61% non-GAAP compound annual growth rate over the next two years, supported by current business opportunities as well as sales, marketing and global expansion across multiple verticals.

•

Experienced, World Class Team: The Nogin team is led by a seasoned core management group with an established track record of building out high value eCommerce platforms. Current management combines decades of experience spanning multiple industries, including eCommerce, SaaS development, M&A and capital procurement, engineering, brand management, and strategic social networking. The Nogin team is committed to being a disruptive and lasting player in the eCommerce space.

Transaction Terms

The combined company will have an estimated post-transaction enterprise value of $646 million, assuming no redemptions by SWAG III public stockholders. Cash proceeds from the transaction will consist of up to $211 million of cash held in SWAG III’s trust account (before redemptions and the payment of certain expenses).

The net proceeds from the transaction will be used as working capital to support continued growth and to fund the repayment of existing debt.

Nogin shareholders will roll 96% of their existing equity holdings into the combined company and are expected to own approximately 67% of the combined company on a non-fully diluted basis immediately following the closing of the business combination, assuming no redemptions by SWAG III’s public stockholders.

The Boards of Directors of each of SWAG III and Nogin approved the transaction. The transaction will require the approval of the stockholders of SWAG III and Nogin, the effectiveness of a registration statement to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the transaction, satisfaction of the minimum cash condition, which is equal to $50 million in gross proceeds, and the satisfaction of other customary closing conditions. The transaction is expected to close in the second quarter of 2022.

For additional information regarding the terms of the transaction, as well as an investor presentation, please see the Current Report on Form 8-K filed today with the SEC by SWAG III. Additional information about the transaction will be provided in the registration statement relating to the merger to be filed with the SEC by SWAG III.

Advisors

Stifel Financial Corp. is serving as exclusive strategic and financial advisor to Nogin, and Latham & Watkins LLP is acting as Nogin’s legal counsel. Gateway Group is acting as investor relations advisor to Nogin, and Jaffe Communications is acting as its public relations advisor. Jefferies LLC is serving as exclusive financial advisor and capital markets advisor to SWAG III, and Kirkland & Ellis is acting as SWAG III’s legal counsel.

Conference Call & Webcast Information

SWAG III and Nogin management will host a conference call and webcast to discuss the proposed transaction today, February 14, at 5:00 p.m. Eastern time. The webcast will be accompanied by a detailed investor presentation, which will be available on Nogin’s website at nogin.com/investorrelations and on the SEC’s website at www.sec.gov.

Date: Monday, February 14, 2022

Time: 5:00 p.m. Eastern time

Toll-free dial-in number: 855-638-4343

International dial-in number: 262-558-4532

Conference ID: 9357285

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Gateway Investor Relations at 949-574-3860.

The conference call will be broadcast live and available for replay here and via Nogin’s website at nogin.com/investorrelations.

A telephonic replay of the conference call will be available after 7:30 p.m. Eastern time today through February 21, 2022.

Toll-free replay number: 855-859-2056

International replay number: 404-537-3406

Replay ID: 9357285

About Nogin

Nogin delivers Commerce as a Service to leading brands in the fashion, CPG, beauty, health, and wellness industries. The Company’s Intelligent Commerce product is a full-stack eCommerce platform that includes R&D, sales optimization, and machine learning, along with artificial intelligence-driven marketing and fulfillment. Known for helping global brands keep pace with big retail and drive predictable profitability, Nogin partners with clients to take the eCommerce operation, team, and data from the ground up—typically in less than 90 days. For more information on the Company’s services, visit www.nogin.com.

About Software Acquisition Group Inc. III

Software Acquisition Group Inc. III is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. The Company is led by Chairman and Chief Executive Officer, Jonathan Huberman, and Vice President of Acquisitions, Mike Nikzad. In addition to Messrs. Huberman and Nikzad, the Board of Directors includes Andrew Nikou, Stephanie Davis, Peter Diamandis, Steven Guggenheimer and Matt Olton.

Forward-Looking Statements

Certain statements included in this communication are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or SWAG III’s or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “would”, “seem”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “future”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward looking. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by SWAG III and its management, and the Company and its management, as the case may be, are inherently uncertain. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of SWAG III. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against SWAG III, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of SWAG III, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) inaccuracies for any reason in the estimates of expenses and profitability and projected financial information for the Company; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward Looking Statements” in SWAG III’s final prospectus relating to its initial public offering dated July 30, 2021.

Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward looking statements, which speak only as of the date they are made. Neither SWAG III nor the Company undertakes any duty to update these forward-looking statements.

Additional Information About the Proposed Business Combination and Where to Find It

SWAG III intends to file with the SEC a registration statement containing a proxy statement/prospectus relating to the proposed Business Combination, which will be mailed to its stockholders once definitive. This communication does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. This communication is not a substitute for any registration statement or for any other document that SWAG III or the Company may file with the SEC in connection with the proposed Business Combination. Investors and security holders are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about the Company, SWAG III, and the proposed Business Combination.

When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to stockholders of SWAG III as of a record date to be established for voting on the proposed Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, through the website maintained by the SEC at www.sec.gov, or by directing a request to: Software Acquisition Group Inc. III 1980 Festival Plaza Drive, Ste. 300, Las Vegas, Nevada. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Participants in the Solicitation

SWAG III and the Company and their respective its directors and executive officers, under SEC rules, may be deemed participants in the solicitation of proxies from SWAG III’s stockholders in connection with the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in SWAG III is contained in SWAG III’s final prospectus relating to its initial public offering dated July 30, 2021, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Software Acquisition Group Inc. III 1980 Festival Plaza Drive, Ste. 300, Las Vegas, Nevada. Additional information regarding the names and interests will be set forth in the proxy statement/prospectus for the proposed Business Combination when available. The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of SWAG III in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be set forth in the proxy statement/prospectus filed as part of the Registration Statement on Form S-4 for the proposed Business Combination, which is expected to be filed by the SWAG III with the SEC.

No Offer or Solicitation

This communication does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, sale, or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Contacts:

Software Acquisition Group Inc. III

Jonathan Huberman

Chief Executive Officer

jon@softwareaqn.com

Nogin Corporate Contact:

Bryan Ward

EVP of Corporate Marketing

bward@nogin.com

Nogin Investor Relations Contact:

Cody Slach and Tom Colton

Gateway Investor Relations

949-574-3860

nogin@gatewayir.com

Nogin Public Relations Contact:

Bill Parness or Elisa Krantz

Jaffe Communications

908-789-0700

321601@email4pr.com